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                                                               Exhibit 99.1(b) 6

UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
NATIONAL DATA CORPORATION AND SUBSIDIARIES

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(In thousands)
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                                                                                          Nine Months Ended
                                                                                          February 28, 2001
                                                                                     ---------------------------
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Cash flows from operating activities:
  Net income                                                                                   $ 31,192
  Adjustments to reconcile net income to cash provided by
   operating activities before changes in assets and liabilities:
     Non-cash restructuring and impairment charges                                                  930
     Income from discontinued operations                                                         (8,323)
     Depreciation and amortization                                                               25,582
     Deferred income taxes                                                                       36,017
     Provision for bad debts                                                                        490
     Other, net                                                                                     718
  Changes in assets and liabilities which provided (used) cash, net of the effects of acquisitions:
    Accounts receivable, net                                                                       (481)
    Prepaid expenses and other assets                                                            (8,929)
    Accounts payable and accrued liabilities                                                     (6,643)
    Deferred income                                                                                 760
    Income taxes                                                                                (15,720)
                                                                                               --------
  Net cash provided by operating activities                                                      55,593
                                                                                               --------
Cash flows from investing activities:
  Capital expenditures                                                                          (25,177)
  Business acquisitions, net of acquired cash                                                   (23,224)
  Business divestitures                                                                          20,000
  Purchase of investment                                                                        (18,092)
                                                                                               --------
  Net cash used in investing activities                                                         (46,493)
                                                                                               --------
Cash flows from financing activities:
  Net repayments under lines of credit                                                          (68,500)
  Net principal payments under capital lease arrangements
    and other long-term debt                                                                     (2,126)
  Net issuances related to stock activities                                                       5,292
  Dividends paid                                                                                 (7,409)
                                                                                               --------
  Net cash used in financing activities                                                         (72,743)
                                                                                               --------
Net cash provided by discontinued operations                                                     10,305
Cash dividend from Global Payments Inc.                                                          77,600
                                                                                               --------
Increase in cash and cash equivalents                                                            24,262
Cash and cash equivalents, beginning of period                                                    1,789
                                                                                               --------
Cash and cash equivalents, end of period                                                       $ 26,051
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                                                                        Press Release Attachment Page 6

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